Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2016 Results

Year-over-year earnings per share growth of 14% and loan growth of 15%

DEFIANCE, Ohio, October 20, 2016 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the third-quarter and nine-months ended September 30, 2016.

Third-quarter 2016 highlights over prior-year third quarter include:

●	Net income of $2.5 million, an increase of 12.5 percent, or $0.3 million

●	Diluted earnings per share (EPS) of $0.40, an increase of 14.3 percent, or $0.05 per share

●	Loan growth of $78.5 million, or 14.5 percent

●	Deposit growth of $88.6 million, or 15.4 percent

●	Fully Taxable Equivalent (FTE) net interest margin of 3.82 percent, down 5 basis points

●	Mortgage origination volume of $117.2 million, an increase of 34.8 percent, or $30.2 million; servicing portfolio of $868.8 million, up 15.7 percent, or $117.8 million

Nine-months ended September 30, 2016, highlights over prior-year nine months include:

●	Net income of $6.5 million, an increase of 12.5 percent, or $0.7 million

●	Diluted earnings per share of $1.01, an increase of 14.6 percent, or $0.13 per share

●	Return on average assets of 1.10 percent

Highlights	Three Months Ended			Nine Months Ended
($000’s except ratios and share data)	Sep. 2016	Sep. 2015	% Change	Sep. 2016	Sep. 2015	% Change
Operating revenue (FTE)	$11,772	$10,119	16.3%	$32,227	$29,641	8.7%
Interest income (FTE)	7,585	6,811	11.4	21,799	19,588	11.3
Interest expense	828	644	28.6	2,333	1,938	20.4
Net interest income (FTE)	6,757	6,167	9.6	19,466	17,650	10.3
Noninterest income	5,015	3,952	26.9	12,761	11,991	6.4
Noninterest expense	7,930	6,626	19.7	22,232	20,088	10.7
Net income	2,547	2,264	12.5	6,467	5,751	12.5
Earnings per diluted share	0.40	0.35	14.3	1.01	0.89	14.6
Net interest margin (FTE)	3.82%	3.87%	(1.3)	3.72%	3.78%	(1.6)
Return on average assets	1.28%	1.26%	1.6	1.10%	1.07%	2.8
Return on average equity	11.90%	11.42%	4.2	10.27%	9.84%	4.4

“Our third quarter performance was highlighted by our strongest mortgage origination quarter ever, and included double-digit loan and deposit growth and the resolution of a $3.5 million non-performing credit,” said Mark Klein, Chairman, President, and CEO of SB Financial. “Additionally this quarter, our $0.40 per share earnings represented a meaningful contribution from each of our six primary business lines. This strong performance further highlights our successful execution of our key strategic initiatives to drive growth for our company and value for our shareholders.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income (FTE) and noninterest income, was up 16.3 percent from the third quarter of 2015, and up 8.8 percent from the linked quarter.

●	Net interest income (FTE) was up 9.6 percent from the year-ago quarter, and up 3.8 percent from the linked quarter.

●	Net interest margin (FTE) was down 5 basis points from the year-ago quarter, but up 7 basis points from the linked quarter.

●	Noninterest income was up 26.9 percent from the year-ago quarter, and up 16.4 percent from the linked quarter.

●	Total revenue (FTE) for the first nine months of 2016 was $32.2 million, compared to $29.6 million for the first nine months of 2015, which is an 8.7 percent increase.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2016 were $117.2 million, up $30.2 million, or 34.8 percent, from the year-ago quarter. Total sales of originated loans were $101.1 million, up $31.1 million, or 44.3 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.7 million for the third quarter of 2016, compared to $1.8 million for the year-ago quarter, or a 51.6 percent increase. The mortgage servicing valuation adjustment for the third-quarter 2016 was a positive $0.1 million, compared to a negative adjustment for the third quarter of 2015 of $0.1 million. The aggregate servicing valuation impairment ended the quarter at $1.5 million. The mortgage servicing portfolio at September 30, 2016, was $868.8 million, up $117.8 million, or 15.7 percent, from $751.0 million at September 30, 2015.

Mr. Klein noted, “The entire mortgage production team turned in the best quarter in our history. We have again maintained a high level of new money production in the quarter, at 88 percent of total volume. Construction volume has been a key factor in our success this year, and we continue to see momentum in this area.”

Mortgage Banking ($000’s)
	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015

Mortgage originations	$117,209	$110,210	$71,941	$67,149	$86,965
Mortgage sales	101,147	95,150	59,383	56,302	70,081
Mortgage servicing portfolio	868,783	831,781	792,666	772,533	750,958
Mortgage servicing rights	6,887	6,494	6,608	7,152	6,798

Mortgage servicing revenue:
Loan servicing fees	531	505	491	476	459
OMSR amortization	(397)	(309)	(170)	(157)	(223)
Net administrative fees	134	196	321	319	236
OMSR valuation adjustment	71	(469)	(767)	64	(138)
Net loan servicing fees	205	(273)	(446)	383	98
Gain on sale of mortgages	2,503	2,284	1,383	1,372	1,687
Mortgage banking revenue, net	$2,708	$2,011	$937	$1,755	$1,785

2

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and from sales of small business loans (SBA). Wealth management assets under our management stood at $375.8 million as of September 30, 2016. For the third quarter of 2016, fee income as a percentage of total revenue was 42.9 percent. The servicing rights recapture positively impacted the quarter by $0.1 million.

For the third quarter of 2016, noninterest expense (NIE) of $7.9 million, was up $1.3 million, or 19.7 percent, compared to the same quarter last year. Total staffing levels were up 7.2 percent, due to our new branch locations and increased support in our compliance and mortgage divisions. We also had higher commission expenses related to our mortgage loan volume. Compared to the linked quarter, NIE was up $0.5 million, or 7.1 percent.

Mr. Klein stated, “Once again, total fee income was above 40 percent of total revenue. Mortgage banking delivered record levels of both origination and sales during the quarter. We continued to diversify our fee income, with both SBA lending and wealth management turning in strong quarters.”

Fee Income / Noninterest Expense ($000’s)
	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015
Fee Income	$5,015	$4,307	$3,439	$3,716	$3,952
Fee Income / Total Revenue	42.9%	40.1%	36.0%	38.3%	39.4%
Fee Income / Average Assets	2.5%	2.2%	1.8%	2.0%	2.2%

Noninterest Expense	$7,930	$7,407	$6,895	$6,839	$6,626
Efficiency Ratio	67.8%	69.0%	72.2%	70.2%	65.6%
NIE / Average Assets	4.0%	3.8%	3.6%	3.7%	3.7%
Net Noninterest Expense	(1.5)	(1.6)	(1.8)	(1.7)	(1.5)

Balance Sheet

Total assets as of September 30, 2016, were $801.8 million, up $82.6 million, or 11.5 percent, from a year ago. Total equity as of September 30, 2016, was $86.3 million, up 7.4 percent, from a year ago, and was at 10.8 percent of total assets.

Total loans held for investment were $619.4 million at September 30, 2016, up $78.5 million, or 14.5 percent, from September 30, 2015. Commercial real estate loans were up $37.2 million, or 16.1 percent, and accounted for the majority of the total loan growth., Commercial and Residential real estate loans also rose $17.5 million and $12.9 million, or 20.9 percent and 10.2 percent, respectively.

3

The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $96.4 million represented 12.0 percent of assets at September 30, 2016, and was down 2.8 percent from the year-ago period. Deposit balances of $662.1 million at September 30, 2016, increased by $88.6 million, or 15.4 percent, since September 30, 2015. Growth from the prior year included $23.4 million in checking and $65.2 million in savings and time deposit balances.

Mr. Klein said, “We continued to add high-quality loan volume this quarter, with growth from the linked quarter of $15 million and from the prior year we are up $79 million. Our net interest margin came in at 3.82 percent, reflecting that growth as well as the recapture of interest from the large, non-performing credit that paid off during the quarter.”

Loan Portfolio ($000’s)	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Variance YOY
Commercial	$101,245	$100,651	$92,086	$86,586	$83,741	$17,504
% of Total	16.4%	16.6%	16.0%	15.5%	15.5%	20.9%
Commercial RE	268,408	261,923	256,461	242,208	231,249	37,159
% of Total	43.3%	43.3%	44.4%	43.4%	42.8%	16.1%
Agriculture	54,609	52,375	42,467	43,835	46,102	8,507
% of Total	8.8%	8.7%	7.4%	7.9%	8.5%	18.5%
Residential RE	139,757	135,506	132,627	130,806	126,840	12,917
% of Total	22.6%	22.4%	23.0%	23.5%	23.5%	10.2%
Consumer & Other	55,333	54,321	53,493	54,224	52,957	2,376
% of Total	8.9%	9.0%	9.3%	9.7%	9.7%	4.5%

Total Loans	$619,352	$604,776	$577,134	$557,659	$540,889	$78,463
Total Growth Percentage						14.5%

Deposit Bal. ($000’s)	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Variance YOY
Non-Int DDA	$116,976	$110,899	$112,209	$113,113	$102,460	$14,516
% of Total	17.7%	17.1%	17.6%	19.3%	17.9%	14.2%
Interest DDA	135,729	129,658	138,235	126,443	126,816	8,913
% of Total	20.5%	20.0%	21.7%	21.6%	22.1%	7.0%
Savings	89,265	84,975	86,038	83,447	77,809	11,456
% of Total	13.5%	13.1%	13.5%	14.2%	13.6%	14.7%
Money Market	126,501	134,365	120,672	104,412	107,538	18,963
% of Total	19.1%	20.7%	18.9%	17.8%	18.7%	17.6%
Certificates	193,673	188,403	180,874	159,038	158,945	34,728
% of Total	29.3%	29.1%	28.4%	27.1%	27.7%	21.9%

Total Deposits	$662,144	$648,300	$638,028	$586,453	$573,568	$88,576
Total Growth Percentage						15.4%

Asset Quality

SB Financial returned to high-performing peer asset quality during the quarter, reporting non-performing assets of $4.6 million as of September 30, 2016, down $4.0 million, or 46.5 percent, from the year-ago quarter, and down $3.7 million, or 44.7 percent, from the linked quarter. The decrease from the prior year was the result of an existing delinquent commercial real estate credit that moved through foreclosure with full principal payoff. SB Financial’s 0.6 percent of nonperforming assets to total assets is above the top quartile in its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 163.5 percent at September 30, 2016, up from the 85.1 percent at September 30, 2015.

4

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Variance YOY
Commercial & Agriculture	$151	$158	$164	$196	$453	$(302)
% of Total Com./Ag. loans	0.10%	0.12%	0.12%	0.15%	0.35%	(66.7%)
Commercial RE	1,393	5,309	5,218	5,670	5,393	(4,000)
% of Total CRE loans	0.52%	2.02%	2.03%	2.34%	2.33%	(74.2%)
Residential RE	1,152	1,088	1,156	749	795	357
% of Total Res. RE loans	0.82%	0.80%	0.87%	0.57%	0.63%	44.9%
Consumer & Other	193	138	46	32	101	92
% of Total Con./Oth. loans	0.35%	0.25%	0.09%	0.06%	0.20%	91.1%
Total Nonaccruing Loans	2,889	6,693	6,584	6,646	6,742	(3,853)
% of Total loans	0.47%	1.11%	1.14%	1.19%	1.25%	(57.2%)
Accruing Restructured Loans	1,588	1,381	1,482	1,500	1,576
Total Nonaccruing & Restructured Loans	$4,477	$8,074	$8,066	$8,146	$8,318	$(3,841)
% of Total loans	0.72%	1.34%	1.40%	1.46%	1.54%	(46.2%)
Foreclosed Assets	73	157	406	286	188
Total Nonperforming Assets	$4,550	$8,231	$8,472	$8,432	$8,506	$(3,956)
% of Total assets	0.57%	1.04%	1.09%	1.15%	1.18%	(46.5%)

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 21, 2016, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and DCM. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 22 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2016, SB Financial was ranked #160 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

5

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

6

SB FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in Thousands)	2016	2016	2016	2015	2015

ASSETS
Cash and due from banks	$25,167	29,945	35,529	20,459	18,372

Securities available for sale, at fair value	92,689	92,472	97,990	89,789	95,482
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	96,437	96,220	101,738	93,537	99,230

Loans held for sale	5,865	8,441	6,890	7,516	8,517

Loans, net of unearned income	619,352	604,776	577,134	557,659	540,889
Allowance for loan losses	(7,320)	(7,450)	(7,205)	(6,990)	(7,076)
Net loans	612,032	597,326	569,929	550,669	533,813

Premises, equipment and software, net	18,673	18,806	18,994	19,010	17,619
Cash surrender value of life insurance	13,653	13,581	13,509	13,437	13,364
Goodwill & other intangibles	16,426	16,429	16,432	16,435	16,473
Foreclosed assets held for sale, net	73	157	406	286	188
Mortgage servicing rights	6,887	6,494	6,608	7,152	6,798
Accrued interest receivable	1,641	1,397	1,489	1,260	1,817
Other assets	4,946	4,367	3,296	3,310	3,046
Total assets	$801,800	793,163	774,820	733,071	719,237

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$116,976	110,899	112,209	113,113	102,460
Interest bearing demand	135,729	129,658	138,235	126,443	126,816
Savings	89,265	84,975	86,038	83,447	77,809
Money market	126,501	134,365	120,672	104,412	107,538
Time deposits	193,673	188,403	180,874	159,038	158,945
Total deposits	662,144	648,300	638,028	586,453	573,568

Advances from Federal Home Loan Bank	23,000	23,000	21,000	35,000	30,000
Repurchase agreements	11,363	17,797	14,524	12,406	16,911
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	427	384	343	264	341
Other liabilities	8,293	8,422	7,564	7,397	7,782
Total liabilities	715,537	708,213	691,769	651,830	638,912

Equity
Preferred stock	13,983	13,983	13,983	13,983	13,983
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,370	15,367	15,365	15,438	15,444
Retained earnings	44,933	42,925	41,199	40,059	38,705
Accumulated other comprehensive income	1,237	1,552	1,296	650	1,157
Treasury stock	(1,829)	(1,446)	(1,361)	(1,458)	(1,533)
Total equity	86,263	84,950	83,051	81,241	80,325

Total liabilities and equity	$801,800	793,163	774,820	733,071	719,237

7

SB FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2016	2016	2016	2015	2015	2016	2015
Interest income
Loans
Taxable	$6,954	6,648	6,260	6,086	6,152	19,862	17,606
Nontaxable	22	24	9	10	10	55	25
Securities
Taxable	378	392	402	357	382	1,172	1,149
Nontaxable	145	149	156	169	173	450	525
Total interest income	7,499	7,213	6,827	6,622	6,717	21,539	19,305

Interest expense
Deposits	677	647	545	492	492	1,869	1,487
Repurchase Agreements & Other	5	4	5	3	5	14	14
Federal Home Loan Bank advances	83	77	106	95	94	266	280
Trust preferred securities	63	62	59	56	53	184	157
Total interest expense	828	790	715	646	644	2,333	1,938

Net interest income	6,671	6,423	6,112	5,976	6,073	19,206	17,367

Provision for loan losses	-	-	250	150	100	250	950

Net interest income after provision for loan losses	6,671	6,423	5,862	5,826	5,973	18,956	16,417

Noninterest income
Wealth Management Fees	695	643	633	645	636	1,971	1,961
Customer service fees	692	680	680	711	734	2,052	2,068
Gain on sale of mtg. loans & OMSR's	2,503	2,284	1,383	1,372	1,687	6,170	4,892
Mortgage loan servicing fees, net	205	(273)	(446)	383	98	(514)	642
Gain on sale of non-mortgage loans	327	151	449	75	296	927	872
Data service fees	223	233	277	273	294	733	917
Net gain on sales of securities	59	92	111	-	-	262	-
Gain/(loss) on sale/disposal of assets	(31)	186	22	38	-	177	(20)
Other income	342	311	330	219	207	983	659
Total non-interest income	5,015	4,307	3,439	3,716	3,952	12,761	11,991

Noninterest expense
Salaries and employee benefits	4,672	4,314	3,779	3,855	3,650	12,765	11,062
Net occupancy expense	523	524	565	479	481	1,612	1,464
Equipment expense	649	639	595	566	568	1,883	1,657
Data processing fees	352	339	305	264	286	996	796
Professional fees	380	326	316	381	416	1,022	1,282
Marketing expense	123	199	171	157	146	493	437
Telephone and communication	101	102	99	103	96	302	284
Postage and delivery expense	154	162	197	168	198	513	633
State, local and other taxes	170	171	99	130	130	440	387
Employee expense	117	128	118	126	126	363	417
Intangible amortization expense	3	3	3	37	54	9	163
Other expenses	686	500	648	573	475	1,834	1,506
Total non-interest expense	7,930	7,407	6,895	6,839	6,626	22,232	20,088

Income before income tax expense	3,756	3,323	2,406	2,703	3,299	9,485	8,320
Income tax expense	1,209	1,058	751	835	1,035	3,018	2,569

Net income	$2,547	2,265	1,655	1,868	2,264	6,467	5,751

Preferred Stock Dividends	244	244	244	244	244	731	712

Net income available to common shares	2,303	2,021	1,411	1,624	2,020	5,736	5,039

Common share data:
Basic earnings per common share	$0.47	0.41	0.29	0.33	0.41	1.17	1.03
Diluted earnings per common share	$0.40	0.35	0.26	0.29	0.35	1.01	0.89

Average shares outstanding ($ in thousands):
Basic:	4,874	4,893	4,896	4,890	4,884	4,888	4,882
Diluted:	6,376	6,390	6,401	6,396	6,390	6,384	6,422

8

SB FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2016	2016	2016	2015	2015	2016	2015
Net interest income	$6,671	6,423	6,112	5,976	6,073	19,206	17,367
Tax-equivalent adjustment	$86	89	85	92	94	260	283
Tax-equivalent net interest income	$6,757	6,512	6,197	6,068	6,167	19,466	17,650
Provision for loan loss	$-	-	250	150	100	250	950
Noninterest income	$5,015	4,307	3,439	3,716	3,952	12,761	11,991
Total revenue, tax-equivalent	$11,772	10,819	9,636	9,784	10,119	32,227	29,641
Noninterest expense	$7,930	7,407	6,895	6,839	6,626	22,232	20,088
Pre-tax pre-provision income	$3,756	3,323	2,656	2,853	3,399	9,735	9,270
Pretax income	$3,756	3,323	2,406	2,703	3,299	9,485	8,320
Net income	$2,547	2,265	1,655	1,868	2,264	6,466	5,751
Income available to common shareholders	$2,303	2,021	1,411	1,624	2,020	5,735	5,039

PER SHARE INFORMATION:
Basic earnings per share	$0.47	0.41	0.29	0.33	0.41	1.17	1.03
Diluted earnings per share	$0.40	0.35	0.26	0.29	0.35	1.01	0.89
Common dividends	$0.060	0.060	0.055	0.055	0.050	0.175	0.145
Book value per common share	$13.66	13.39	13.07	12.81	12.68	13.66	12.68
Tangible book value per common share	$11.49	11.15	10.74	10.39	10.21	11.49	10.21
Market price per common share	$12.53	10.87	10.31	11.14	10.27	12.53	10.27
Market price per preferred share	$13.50	11.83	11.19	12.65	13.00	13.50	13.00

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.28%	1.15%	0.87%	1.02%	1.26%	1.10%	1.07%
Pre-tax pre-provision ROAA	1.89%	1.69%	1.40%	1.56%	1.89%	1.66%	1.73%
Return on average equity	11.90%	10.80%	8.03%	9.23%	11.42%	10.27%	9.84%
Return on average tangible equity	18.45%	16.94%	12.74%	14.80%	18.55%	16.10%	16.20%
Efficiency ratio	67.83%	69.00%	72.16%	70.18%	65.56%	69.52%	67.87%
Earning asset yield	4.29%	4.20%	4.18%	4.17%	4.27%	4.22%	4.20%
Cost of interest bearing liabilities	0.56%	0.55%	0.51%	0.49%	0.49%	0.54%	0.49%
Net interest margin	3.77%	3.69%	3.69%	3.71%	3.81%	3.72%	3.72%
Tax equivalent effect	0.05%	0.06%	0.06%	0.05%	0.06%	0.05%	0.06%
Net interest margin, tax equivalent	3.82%	3.75%	3.75%	3.76%	3.87%	3.77%	3.78%
Non interest income/Average assets	2.52%	2.20%	1.81%	2.03%	2.20%	2.18%	2.23%
Non interest expense/Average assets	3.98%	3.78%	3.62%	3.74%	3.69%	3.80%	3.74%
Net noninterest expense/Average assets	1.46%	1.58%	1.82%	1.71%	1.49%	1.62%	1.51%

ASSET QUALITY RATIOS:
Gross charge-offs	$136	2	94	241	58	232	711
Recoveries	$6	247	59	5	29	312	66
Net charge-offs	$130	(245)	35	236	29	(80)	645
Nonaccruing loans/ Total loans	0.47%	1.11%	1.14%	1.19%	1.25%	0.47%	1.25%
Nonperforming loans/ Total loans	0.72%	1.34%	1.40%	1.46%	1.54%	0.72%	1.54%
Nonperforming assets/ Loans & OREO	0.73%	1.36%	1.47%	1.51%	1.57%	0.73%	1.57%
Nonperforming assets/ Total assets	0.57%	1.04%	1.09%	1.15%	1.18%	0.57%	1.18%
Allowance for loan loss/ Nonperforming loans	163.50%	92.27%	89.33%	85.81%	85.07%	163.50%	85.07%
Allowance for loan loss/ Total loans	1.18%	1.23%	1.25%	1.25%	1.31%	1.18%	1.31%
Net loan charge-offs/ Average loans (ann.)	0.08%	(0.16%)	0.02%	0.17%	0.02%	(0.02%)	0.15%
Loan loss provision/ Net charge-offs	0.00%	0.00%	714.29%	63.56%	344.83%	(312.50%)	147.29%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	93.54%	93.29%	90.46%	95.09%	94.30%	93.54%	94.30%
Equity/ Assets	10.76%	10.71%	10.72%	11.08%	11.17%	10.76%	11.17%
Tangible equity/ Tangible assets	7.11%	7.02%	6.94%	7.09%	7.10%	7.11%	7.10%
Tangible equity adjusted for conversion	8.89%	8.82%	8.78%	9.04%	9.09%	8.89%	9.09%

END OF PERIOD BALANCES
Total assets	$801,800	793,163	774,820	733,071	719,237	801,800	719,237
Total loans	$619,352	604,776	577,134	557,659	540,889	619,352	540,889
Deposits	$662,144	648,300	638,028	586,453	573,568	662,144	573,568
Stockholders equity	$86,263	84,950	83,051	81,241	80,325	86,263	80,325
Goodwill & intangibles	$16,426	16,429	16,432	16,435	16,473	16,426	16,473
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$55,854	54,538	52,636	50,823	49,869	55,854	49,869
Mortgage servicing portfolio	$868,783	831,781	792,666	772,533	750,958	868,783	750,958
Wealth/Brokerage assets under care	$375,787	367,223	357,531	353,488	347,136	375,787	347,136
Total assets under care	$2,046,370	1,992,167	1,925,017	1,859,092	1,817,331	2,046,370	1,817,331
Full-time equivalent employees	224	223	218	214	209	224	209
Period end basic shares outstanding	4,860	4,892	4,900	4,891	4,884	4,860	4,884
Period end outstanding (Series A Converted)	1,455	1,453	1,452	1,451	1,451	1,455	1,451

AVERAGE BALANCES
Total assets	$796,027	784,353	761,143	731,198	718,591	780,583	715,670
Total earning assets	$707,679	694,629	661,891	644,783	638,266	688,139	622,407
Total loans	$614,731	596,724	568,925	549,877	538,646	593,538	525,459
Deposits	$650,751	644,429	616,124	585,922	572,801	637,055	572,500
Stockholders equity	$85,616	83,894	82,378	80,911	79,301	83,955	77,871
Intangibles	$16,427	16,431	16,434	16,450	16,500	16,431	16,555
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$55,206	53,480	51,961	50,478	48,818	53,541	47,333
Average basic shares outstanding	4,874	4,893	4,896	4,890	4,884	4,888	4,882
Average diluted shares outstanding	6,376	6,390	6,401	6,396	6,390	6,384	6,422

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Nine Months Ended September 30, 2016 and 2015

($ in Thousands)	Three Months Ended Sep. 30, 2016			Three Months Ended Sep. 30, 2015
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$78,174	378	1.93%	$82,015	382	1.86%
Nontaxable securities	14,774	220	5.95%	17,605	262	5.96%
Loans, net	614,731	6,987	4.55%	538,646	6,167	4.58%
Total earning assets	707,679	7,585	4.29%	638,266	6,811	4.27%
Cash and due from banks	32,760			27,300
Allowance for loan losses	(7,494)			(7,023)
Premises and equipment	18,921			17,173
Other assets	44,161			42,875
Total assets	$796,027			$718,591

Liabilities
Savings and interest bearing demand	$348,944	141	0.16%	$311,337	91	0.12%
Time deposits	188,768	536	1.14%	160,519	401	1.00%
Repurchase agreements & Other	17,046	5	0.12%	17,573	5	0.11%
Advances from Federal Home Loan Bank	23,000	83	1.44%	30,043	94	1.25%
Trust preferred securities	10,310	63	2.44%	10,310	53	2.06%
Total interest bearing liabilities	588,068	828	0.56%	529,782	644	0.49%
Non interest bearing demand	113,039	-		100,945	-
Total funding	701,107		0.47%	630,727		0.41%
Other liabilities	9,304			8,563
Total liabilities	710,411			639,290
Equity	85,616			79,301

Total liabilities and equity	$796,027			$718,591

Net interest income (tax equivalent basis)		$6,757			$6,167

Net interest income as a percent of average interest-earning assets			3.82%			3.87%

10

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Nine Months Ended September 30, 2016 and 2015 - (Continued)

	Nine Months Ended Sep. 30, 2016			Nine Months Ended Sep. 30, 2015
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$78,683	1,172	1.99%	$79,141	1,149	1.94%
Nontaxable securities	15,918	682	5.71%	17,807	795	5.95%
Loans, net	593,538	19,945	4.48%	525,459	17,644	4.48%
Total earning assets	688,139	21,799	4.22%	622,407	19,588	4.20%
Cash and due from banks	36,905			41,123
Allowance for loan losses	(7,348)			(6,938)
Premises and equipment	19,172			15,899
Other assets	43,715			43,179
Total assets	$780,583			$715,670

Liabilities
Savings and interest bearing demand	$343,761	381	0.15%	$310,542	251	0.11%
Time deposits	180,609	1,488	1.10%	163,076	1,236	1.01%
Repurchase agreements & Other	16,213	14	0.12%	16,160	14	0.12%
Advances from Federal Home Loan Bank	23,379	266	1.52%	30,029	280	1.24%
Trust preferred securities	10,310	184	2.38%	10,310	157	2.03%
Total interest bearing liabilities	574,272	2,333	0.54%	530,117	1,938	0.49%
Non interest bearing demand	112,685		0.45%	98,882		0.41%
Total funding	686,957			628,999
Other liabilities	9,671			8,800
Total liabilities	696,628			637,799
Equity	83,955			77,871

Total liabilities and equity	$780,583			$715,670

Net interest income (tax equivalent basis)		$19,466			$17,650

Net interest income as a percent of average interest-earning assets			3.77%			3.78%

11